                                                                   EXHIBIT 10.24

                                 MASTER LEASE
                  DIVISION OF TOKAI FINANCIAL SERVICES, INC.
                             1055 Westlakes Drive
                               Berwyn, PA 19312

                      (800) 767-4996 FAX: (610) 651-5457

LIQUID AUDIO                                                MARCH 05, 1998
2421 BROADWAY
2ND FLOOR
REDWOOD CITY CA 94063

RE: Contract Number: 24248109         Equipment Description: LUCENT PHONE EQUIP

Thank you for choosing MASTER LEASE for your office equipment leasing requirements. Enclosed please find the executed copy of your contract. Soon you will receive the invoice for your first payment. PLEASE ENSURE THAT YOUR PAYMENT ARRIVES BY THE DUE DATE INDICATED ON THE INVOICE TO AVOID ADDITIONAL CHARGES.

As stipulated in your contract, the equipment must be covered by insurance to protect it against loss or damage. If you are currently insuring the equipment under your own property insurance policy, please have your carrier send us a certificate of insurance within the next 60 days, naming MASTER LEASE as the sole loss payee. The property coverage must be "all-risk" or "special form" including theft. Please have the certificate sent to the address listed above or fax a copy of the certificate to (610) 651-5457 to the attention of the Insurance Department. PROOF OF COVERAGE MUST REFER TO EITHER YOUR REFERENCE NUMBER, YOUR CUSTOMER NUMBER, OR YOUR PHONE NUMBER IN ORDER TO IDENTIFY WHERE THE COVERAGE SHOULD BE APPLIED.

As a special service to you, we can add the leased equipment to our insurance program. Our insurance has no deductible and is an all risk policy covering direct physical loss or damage and can be provided to you for a minimal charge $12.92 per month to cover the premium and related service charges. If we do not receive proof of coverage within 60 days, the insurance charge will automatically appear on your third monthly invoice.

We appreciate this opportunity to serve you. If you have any questions, please contact our Insurance Department and refer to the reference number listed above. For other customer service inquiries, please contact our Account Services Department at (800)736-0220 or fax to (610)651-5278.

Sincerely,

Insurance Department
(800) 767-4996
(610) 651-5457 FAX NUMBER

                                                                 LEASE AGREEMENT
TOKAI FINANCIAL SERVICES, INC.                              VOICE:(800) 735-3273
                                                        FACSIMILE:(800) 776-2329

--------------------------------------------------------------------------------------------------------------
Full Legal Name                                                            Phone Number
       Liquid Audio, Inc                                                        650-562-0880
--------------------------------------------------------------------------------------------------------------
BA Name (if any)                                                           Purchase Order Requisition Number

---------------------------------------------------------------------------------------------------------------
Mailing Address                                                            Send Invoice to Attention of:
   2421 Broadway, Redwood Ch, CA 94063
----------------------------------------------------------------------------------------------------------------

EQUIPMENT INFORMATION
----------------------------------------------------------------------------------------------------------------
Equipment Make     Model No     Serial Number       Description (Attach Separate Schedule II Necessary)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Equipment Location (if not same as above)

----------------------------------------------------------------------------------------------------------------


PAYMENT INFORMATION

------------------------------------------------------------------------------------------------------------------------
Number of Lease Payments     Lease Payment         (PLUS)       Sales Tax     (EQUALS)       Total Lease Payment
------------------------------------------------------------------------------------------------------------------------
           36                   563.45               *           46.48            *                609.93
------------------------------------------------------------------------------------------------------------------------
                                                     *                            *
------------------------------------------------------------------------------------------------------------------------
                                                     *                            *
------------------------------------------------------------------------------------------------------------------------
           36                                        *                            *
------------------------------------------------------------------------------------------------------------------------
Terms of Lease in Months    Payment Frequency: [X] Monthly   [_] Quarterly  [_] Other
                            End of Lease Option: End of Lessee Purchase Option shall be FMV unless another option is selected.
                                      [_] FMV  [_] 10%  [x] 1    [_] Othe
------------------------------------------------------------------------------------------------------------------------
Security Deposit   (PLUS)   First Payment Period   (PLUS)       Other         (EQUALS)       Total Payment Enclosed
------------------------------------------------------------------------------------------------------------------------
       0             *                               *                            *                   0
------------------------------------------------------------------------------------------------------------------------

LESSEE SIGNATURE
--------------------------------------------------------------------------------
You agree to all of the terms and Conditions contained all such sales of this Lease, and in any attachments to same (all of which are included by reference and become part of this Agreement. You acknowledge to have ???) and agreed to all the terms and Conditions and understand that this is a non-cancelable Agreement for the full term shown above.
--------------------------------------------------------------------------------
You acknowledge that the Leased equipment is:    [_] NEW   [_] USED
--------------------------------------------------------------------------------
Signature
/s/ Gary Iwatani
--------------------------------------------------------------------------------
Date
       2/27/98
--------------------------------------------------------------------------------
Print Name
         Gary Iwatani
--------------------------------------------------------------------------------
Title
             CFO
--------------------------------------------------------------------------------
For                                    Legal Name of Corporation or Partnership
Liquid Audio Inc
--------------------------------------------------------------------------------
(AGREEMENT MUST BE SIGNED BY AUTHORIZED CORPORATE OFFICER, PARTNER OR PROPRETOR)
--------------------------------------------------------------------------------

                              TERMS & CONDITIONS

       read your copy of this Lease carefully and feel free to ask us any questions you may have about it. Words "you" and "your" refer to the "Lessee" and the words "we", "us" and "our" refer to Tokai and Services, Inc., the "Lessor" of the Equipment.

  1. LEASE. We agree to lease to you and you agree to lease from us, the Equipment listed above (and on any attached schedule) including all replacement parts, repairs, additions and accessories ("Equipment") on the terms and conditions on the face of this Lease and on any attached schedule. In order to maintain our rate of return, you authorize us to adjust the Lease Payments by not more than fifteen percent (15%) if the cost of the Equipment or taxes is more or less than the supplier's estimate or if the Lease is not accepted within thirty (30) days of the date you sign the Lease.

  2. TERM. The Lease goes into effect and the term of the Lease begins when it is signed and accepted by us (the "Commencement Date"). The first Lease Payment is due on the date we accept the Lease or any later date designated by us. Subsequent Lease Payments will be due as invoiced by us for successive months until the balance of the Lease Payments and any additional Lease Payments or expenses chargeable to you under this Lease are paid in full. Your obligation to pay the Lease Payments and other Lease obligations is absolute and unconditional and is not subject to cancellation, reduction, setoff or counterclaim. THIS AGREEMENT IS NON-CANCELABLE.

  3. LATE CHARGES/DOCUMENTATION FEES. WHENEVER ANY LEASE PAYMENT IS NOT MADE WHEN DUE, YOU AGREE TO PAY US, WITHIN ONE MONTH, A LATE CHARGE OF FIVE PERCENT (5%) FOR EACH DELAYED PAYMENT, WITH A MINIMUM OF $10.00 AS COMPENSATION FOR OUR INTERNAL OPERATING EXPENSES ARISING AS A RESULT OF EACH DELAYED PAYMENT, BUT ONLY TO THE EXTENT PERMITTED BY LAW. YOU AGREE TO PAY US A FEE OF $49.50

    (Terms and Conditions continued on the reverse side of this Agreement)

GUARANTY
--------------------------------------------------------------------------------
To induce us to enter this Lease, the undersigned unconditionally guarantees the prompt payment of all the Lessee's obligations under the Lease. We are not required to proceed against the Lessee or the equipment or enforce other remedies before proceeding against the undersigned. The undersigned waiver notice of acceptance and all other notices or demand of any kind to which the undersigned may be entitled. The undersigned consents to any extensions or modification granted to the Lessee and the release and/or compromise of any obligations of the Lessee of any other guarantors without releasing the undersigned from his or her obligations. This is a continuing guarantee and will remain ?? effect in the event of the death of the undersigned, and will bind the ???, adminstrators, representatives, successors and assigns of undersigned and may be enclosed by or for the benefit of any assignee or successor of its. This guaranty is governed by and constituted in accordance with the Laws of the Commonwealth of Pennsylvania.
================================================================================
Signature                                           Date

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Print Name

--------------------------------------------------------------------------------
Home Address

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Soc. Sec No.                                        Phone

--------------------------------------------------------------------------------
Signature                                           Date

--------------------------------------------------------------------------------
Print Name

--------------------------------------------------------------------------------
Home Address

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Soc. Sec No.                                        Phone

--------------------------------------------------------------------------------


ACCEPTANCE
--------------------------------------------------------------------------------
You acknowledge that the equipment shown above has been received, has been put in use, is in good working order and is satisfactory and acceptable.
--------------------------------------------------------------------------------
Signature
/s/ Gary Iwatani                                    Date   2/27/98
--------------------------------------------------------------------------------
Print Name
       Gary Iwatani
--------------------------------------------------------------------------------
Title
       CFO
--------------------------------------------------------------------------------
For                                     Legal Name of Corporation of Partnership
    Liquid Audio, Inc.
--------------------------------------------------------------------------------


LESSOR
--------------------------------------------------------------------------------
Lessor Signature                                    Date
/s/ [SIGNATURE ILLEGIBLE]                                    3/3/98
--------------------------------------------------------------------------------
Print Name

--------------------------------------------------------------------------------
Title

--------------------------------------------------------------------------------
For
                  TOKAI FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
Lease Number
                  24248109
--------------------------------------------------------------------------------
Lease Commencement Date

--------------------------------------------------------------------------------
Vendor I.D. Number

--------------------------------------------------------------------------------

SCHEDULE A

SCHEDULE FORMING PART OF LEASE BETWEEN LESSOR,


             Liquid Audio Inc.
AND -------------------------------------------------------------------, LESSEE.

DATE:______________________________LEASE NUMBER:________________________________

________________________________________________________________________________

DESCRIPTION OF EQUIPMENT:  ITEM             DESCRIPTION                QTY
                         -------------------------------------------------------
                           1019       AT&T 188B1 BACKBOARD (WI             1
                           1018       AT&T 110AB2-300FT (WITH              1

                           2016       LUCENT 630B4H WALL CONN              2
                           2023       LUCENT MPS100 CAT5-WHITE            94
                           2057       LUCENT M1BH CAT3-WHITE              60
                           2336       LUCENT M14A-WHITE FACEPLT           14
                           3002       LUCENT 1100CAT5PS-48 PORT            2
                           2340       LUCENT M16A-WHITE FACEPLT           16
                           8506       MINICOM WHITE BLANK                 60
                           0201       LUCENT 0050/24 CAT3 1010           200

                           4223       90DEG CORNER JUNCTION KIT            2
                           5012       PAND WMPVC20 WIRE MNGR               4
                           5011       PAND WMPVS20 WIRE MNGR               4
                           5033       PAND WMPH2 WIRE MANAGER              8
                           545        TOGGLE BOLT-3/8IN                   32
                           228        CADDY FASTENER (1 GANG)             30
                           447        CEILING EYE LAGS-3X1/4IN           100
                           446        CEILING WIRE 8FT-100PER              2
                           140        EMT 4IN CONDUIT (2 1/2FT)            2
                           353        3M FIRE SEAL PUTTY STICK             2
                           600        ALUMINUM FLEX CONDUIT                1
                           4107       GROMMET 3IN-GRAY                     6
                           900        UNISTRUT 10FT X 1 5/8IN              1
                           229        ANCHOR SLEEVED 5/8 X 3IN             8
                           0800       LUCENT 0004/24 CAT3 1010             6
                           0801       LUCENT 0004/24 CAT5 1061            19
                                      P TOUCH                              1
                                      TAPE                                 6
                                      CABLE TIES                         100
                                      MISC                                 3

     THIS SCHEDULE SHALL HERE AFTER FORM PART OF THE AFOREMENTIONED LEASE.

                                 ---------------LESSEE SIGNATURE---------------

                                   Signature X /s/ Gary Iwatani
                                               ------------------------------
                                   (MUST BE SIGNED BY AUTHORIZED CORPORATE
                                   OFFICER, PARTNER OR PROPRIETOR)

                                   Print Name GARY IWATANI
                                              ------------------------------

                                   Title    CFO            Date    2/27/98
                                         ---------------         -----------

                                   For_______________________Legal Name of
                                   Corporation or Partnership
                                 ----------------------------------------------


                                 ----------- ACCEPTED BY LESSOR ---------------

                                   Signature X /s/ GARY IWATANI
                                             -------------------------------
                                   Title                   Date   3/3/98
                                         ----------------        -----------

                                   For _________________________ Legal Name of
                                   Corporation or Partnership
                                 ----------------------------------------------

Page 1 of 2 Pages of this Schedule

SCHEDULE A

            Liquid Audio Inc.
AND -------------------------------------------------------------------, LESSEE.
DATE:_____________________________________________LEASE NUMBER:   24248109
                                                               -----------------
________________________________________________________________________________

DESCRIPTION OF EQUIPMENT:

     Provide and place one (1) Cat 3 and two (2) Cat 5 PVC rated 4pr cables from the Telco room to each of 14 locations on the ground and mezzanine floors.

     Provide and place one (1) Cat 3 and four (4) Cat 5 PVC rated cables from the Telco room to 16 locations.

     Terminate the Cat 5 cables on the new patch panels in the Telco room and terminate the other end on Cat 5 jacks.

     Provide and install horizontal wire managers above and below each patch panel.

     Provide and install vertical wire managers between each rack.

     Provide and install Cat 3 jacks at the station end by splitting the 4pr. The brown pair will be terminated on the second jack.

     Provide and install 110 backboard for terminating the voice cables.

     Provide and install 110 backboard for terminating the switch cables.

     Provide and place one Cat 3 cable for new wall phone in lower level.

     Provide and install one 50 pair PVC cable from the Telco room to the Point of entry. Terminate both ends on 110 type blocks.

     Label and test all new cables.

     THIS SCHEDULE SHALL HERE AFTER FORM PART OF THE AFOREMENTIONED LEASE


                        -------------------- LESSEE SIGNATURE ----------------

                         Signature X /s/ Gary Iwatani
                                     --------------------------------
                         (MUST BE SIGNED BY AUTHORIZED CORPORATE OFFICER, PARTNER OR PROPRIETOR)

                         Print Name GARY IWATANI
                                    ---------------------------------
                         Title       CFO           Date    2/27/98
                              ------------------        -------------

                         For _____________________________ Legal Name of
                         Corporation or Partnership
                        ------------------------------------------------------


                        ----------------- ACCEPTED BY LESSOR -----------------

                         Signature X /s/ [SIGNATURE ILLEGIBLE]
                                     --------------------------------
                         Title                         Date   3/3/98
                               -----------------------      ---------

                         For _____________________________ Legal Name
                         of Corporation or Partnership
                        ------------------------------------------------------

Page 2 of 2 pages of this Schedule

                             CONTRACT CHANGE ORDER


--------------------------------------    --------------------------------------
FROM    CABLE TECH, INC.                   DATE 12-24-97 CHANGE # 3
        1752A JUNCTION AVENUE
        SAN JOSE, CA 95112-1191            JOB NAME LIQUID AUDIO
        408-437-1213 FAX 408-437-1191
--------------------------------------     CONTRACT JOB # 971978
--------------------------------------
TO      TOKAI FINANCIAL SERVICES           PREPARED BY MARK TARABANOVIC
        1055 WESTLAKES DR.
        BERWYN, PA 19312                   CLIENT P.O. # SIGNATURE
        ATTN. ELIZABETH SMITH
--------------------------------------     START DATE 12-24-97

                                           COMP. DATE 12-24-97
                                           -------------------------------------
--------------------------------------------------------------------------------
CHANGE DESCRIPTION

MATERIAL SALE
1 PATCH PANEL
10 CAT 5 JACKS
10 CAT 3 JACKS


TOTAL $430.00




     THE WORK COVERED BY THIS CHANGE ORDER SHALL BE PERFORMED UNDER THE SAME TERMS AND CONDITIONS AS THE ORIGINAL CONTRACT, UNLESS OTHERWISE STATED
--------------------------------------------------------------------------------
                                   ---------------------------------------------
                                    PREVIOUS CONTRACT AMNT $16142.00

                                    THIS CHANGE ORDER AMNT $  430.00

                                    NEW TOTAL              $16572.00
                                   ---------------------------------------------

CHANGES APPROVED                             ORIGINATED  /s/ Mark Tarabanovic
------------------------------------------   -----------------------------------
BY /s/ [SIGNATURE ILLEGIBLE]   DATE 1-7-98   BY  MARK TARABANOVIC  DATE 12-24-??
------------------------------------------   -----------------------------------
TITLE                                        TITLE  PROJECT MANAGER
------------------------------------------   -----------------------------------